Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this annual report on Form 10-K of Cooper-Standard Holdings Inc. (the "Company") for the period ended December 31, 2025, with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned officers certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

1The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 13, 2026	/s/ Jeffrey S. Edwards
Jeffrey S. Edwards
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ Jonathan P. Banas
Jonathan P. Banas
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)